UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08041

Atlas Insurance Trust
(Exact name of registrant as specified in charter)

794 Davis Street, San Leandro, California			94577-6900
(Address of principal executive offices)			(Zip code)

W. Lawrence Key, President, Atlas Insurance Trust 794 Davis Street, San Leandro, California 94577-6900
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(510) 297-7444

Date of fiscal year end:	12/31/2006

Date of reporting period:	12/31/2006

Item 1. Reports to Stockholders.

The annual report for the period January 1, 2006 through December 31, 2006 is filed herewith.

Table of Contents

The annual reports of the investment portfolios – which are insurance funds – included in the Atlas Portfolio Builder Variable Annuity are listed below.

Atlas Advisers, Inc. Atlas Balanced Growth (closed to new investors)

A I M Advisors, Inc. AIM V.I. Capital Appreciation[1]

AIM V.I. Core Equity[2]

AllianceBernstein L.P. AllianceBernstein Global Technology

AllianceBernstein Growth

AllianceBernstein Large Cap Growth

Capital Guardian Trust Company Capital Guardian Value

The Dreyfus Corporation Dreyfus VIF – Appreciation

Dreyfus VIF – Developing Leaders

Dreyfus VIF – Disciplined Stock

Dreyfus VIF – Growth and Income

Dreyfus VIF – Quality Bond

The Dreyfus Socially Responsible Growth Fund, Inc.

Federated Equity Management Company of Pennsylvania Federated Capital Income Fund II

Federated Investment Management Company Federated High Income Bond Fund II

Federated Prime Money Fund II

(continued on next page)

Please carefully consider the investment objectives, risks, charges, and expenses – including the base 1.4% annual insurance charge – of Atlas Portfolio Builder before investing. The prospectus contains these details and other information. Please call 1-800-525-6205 for a prospectus and read it carefully before investing. Distributed by Atlas Securities, LLC, a registered broker-dealer and a separate non-bank affiliate of Wachovia Corporation. Atlas Annuities are not available in all states.

1  AIM V.I. Growth merged into AIM V.I. Capital Appreciation.

2  AIM V.I. Premier Equity Fund merged into AIM V.I. Core Equity Fund.

NOT FDIC INSURED • NOT A DEPOSIT • NO BANK GUARANTEE • MAY LOSE VALUE • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Table of Contents (continued)

Janus Capital Management LLC Janus Aspen Balanced

Janus Aspen International Growth

Janus Aspen Large Cap Growth

Janus Aspen Mid Cap Growth

Janus Aspen Worldwide Growth

Morningstar Associates, LLC[3] Asset Allocation – Conservative

Asset Allocation – Growth

Asset Allocation – Moderate

Asset Allocation – Moderate Growth

International Moderate Growth

Templeton Investment Counsel, LLC and Great Companies, LLC Templeton Great Companies Global – closed to new investors

Transamerica Investment Management, LLC Transamerica Equity[4]

Transamerica Small/Mid Cap Value – closed to new investors

T. Rowe Price Associates, Inc. T. Rowe Price Equity Income

T. Rowe Price Growth Stock

Van Kampen Asset Management Van Kampen Mid Cap Growth

3  Morningstar Associates, LLC, a registered investment advisor and wholly-owned subsidiary of Morningstar, Inc., serves as portfolio construction manager.

4  Janus Growth (A/T) merged into Transamerica Equity. The surviving fund is Transamerica Equity.

From the office of Marion O. Sandler
Chairman of the Board

Dear Atlas Policyholder:

Despite some volatility, the investment markets remained relatively positive in 2006 and particularly in the second half of the year, aided in part by the Federal Reserve ending its long series of interest rate hikes in June. The unemployment rate continued to fall, with companies creating more new jobs, and corporate profit growth increased. Though rising consumer debt levels, continued tensions in the Middle East, high energy costs and the softening housing market often dominated headlines, the market persevered and by the end of the year many analysts expressed optimism that consumer confidence was indeed on the rise.

Atlas Balanced Growth in 2006

Atlas Balanced Growth performed relatively well in 2006, generating a total return of 7.70% for the year, which lagged the 15.79% return of the S&P 500 Index but outperformed the 4.33% return of the Lehman Aggregate Bond Index.

Atlas Balanced Growth is a "fund of funds," a portfolio that invests in a diversified mix of Atlas funds to provide an asset allocation strategy within one portfolio. We believe that effective asset allocation – spreading investment dollars across stocks, bonds, and cash – is essential to successful investing and offers our valued policyholders another convenient way to help meet their long-term goals. The portfolio seeks long-term growth of capital and moderate current income, and strives to maintain a stock, bond, and cash allocation of approximately 60%, 30%, and 10%, respectively. These proportions may be adjusted in response to market conditions. At the end of the year, Atlas Balanced Growth was invested in the underlying Atlas mutual funds as follows:

Atlas Funds	Percent of Investments
Value	19.1%
Emerging Growth	15.0%
Global Growth	10.1%
Strategic Income	23.5%
Strategic Growth	15.1%
American Enterprise Bond	3.8%
Dual Focus	13.4%
Money Market	0.0%

Liquidation of Balanced Growth

Effective December 18, 2006, the Balanced Growth Portfolio was closed to new purchases, and on or about February 26, 2007, the Portfolio was liquidated. If you transferred the value of your Atlas Balanced Growth sub-account to one or more of the 33 Atlas Portfolio Builder investment options prior to the liquidation date and have questions regarding the transfer or other matters pertaining to your account, please speak with your Representative. If you still had policy value allocated to the

Atlas Balanced Growth sub-account as of the liquidation date, the value was automatically transferred to the Federated Prime Money Fund II sub-account. You should have received a prospectus for the Federated Prime Money Fund II in May, but if you need an additional copy or if you have any questions, please contact your Representative or call the Atlas Help Desk. We look forward to continuing to serve your investment needs and appreciate your support.

Annuity and investment solutions from the people you trust

Today's changing market conditions present an ideal time to review your overall financial plan to assess whether your investment strategy is on track to help you reach your long-term goals. For assistance, please do not hesitate to contact your Representative. Simply call 1-800-933-ATLAS (1-800-933-2852) to schedule an appointment or for more information. We appreciate the trust you've placed in us. In closing, please accept our best wishes for a prosperous 2007.

Sincerely,

Marion O. Sandler
Chairman of the Board

Data discussed in this letter represents past performance and does not guarantee future results. Current performance may be lower or higher than the data quoted. For current to the most recent month-end performance information, call 1-800-933-2852. Returns and principal value will fluctuate so the annuity will be worth more or less than its original cost when surrendered. Returns do not include surrender of insurance charges for the variable annuity, but do include fund operating expenses and reinvestment of dividends and capital gains. A portion of this portfolio's expenses were waived. In the absence of this waiver, the portfolio's returns would have been lower. The inception date for the Atlas Balanced Growth Portfolio was September 30, 1997.

Please carefully consider the investment objectives, risks, charges and expenses — including the base 1.4% annual insurance charge — of Atlas Portfolio Builder before investing. The prospectus contains these details and other information. Please call 1-800-933-2852 or see your Representative for a prospectus and read it carefully before investing. Distributed by Atlas Securities LLC, a registered broker-dealer and an insurance affiliate of World Savings. Atlas Annuities are not available in all states.

NOT FDIC INSURED • NOT A DEPOSIT • NO BANK GUARANTEE • MAY LOSE VALUE • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Atlas Balanced Growth Portfolio
Performance Compared to the Market

As always, past performance is no guarantee of future results. The following chart compares the growth of a hypothetical $10,000 investment in the Atlas Balanced Growth Portfolio to two indices that are representative of the markets in which the portfolio invests. These indices may differ materially from the underlying funds in the Balanced Growth Portfolio, and are unmanaged, do not include management expenses, and cannot be invested in directly. All returns reflect the reinvestment of dividends and capital gains. It does not reflect either insurance company or surrender charges imposed in connection with the variable annuity.

*  Inception of operations of the Atlas Balanced Growth Portfolio.

Atlas Balanced Growth Portfolio
Shareholder Expenses

As a shareholder of the Balanced Growth Portfolio, you incur ongoing expenses, such as management fees, administrative service fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Portfolio and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Annualized Expense Ratio	Expenses Paid During Period*
Atlas Balanced Growth Portfolio
Actual	$1,000.00	$1,070.20	0.57%	$2.97
Hypothetical	1,000.00	1,022.30	0.57%	2.91

*  Expenses are calculated using the Fund's annualized expense ratio of 0.57%, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

Atlas Balanced Growth Portfolio
Statement of Net Assets  December 31, 2006

Investments: (100.24%)
Investment in Atlas Funds, at identified cost			$12,163,382
	Shares	Percent of Net Assets	Market Value
Investment in Atlas Funds, at market value - 100.24%
Strategic Income Fund	725,066	23.63%	$3,313,552
Value Fund	209,829	19.12	2,681,613
Strategic Growth Fund	147,325	15.12	2,120,004
Emerging Growth Fund	117,370	15.00	2,104,445
Dual Focus Fund	154,593	13.42	1,882,938
Global Growth Fund	53,456	10.14	1,422,463
American Enterprise Bond Fund	54,925	3.80	533,327
Money Market Fund	1,005	0.01	1,005
Total Investment in Atlas Funds, at market value			14,059,347
Other Assets and Liabilities: (-0.24%)
Other assets			185,577
Liabilities			(219,789)
Total other assets and liabilities			(34,212)
Net Assets (100.0%)			$14,025,135
Net Assets Consist Of:
Unrealized appreciation			$1,895,965
Accumulated net realized loss			(1,666,122)
Undistributed net investment income			7,827
Paid-in capital			13,787,465
Net Assets			$14,025,135
Net Asset Value Per Share:
Net assets			$14,025,135
Beneficial interest shares outstanding (unlimited number of shares authorized)			1,202,261
Net asset value per share			$11.67
Investment Allocation (Unaudited)			Percent of Net Assets
Stocks			71.57%
Bonds			26.72
Cash and other liquid assets and liabilities			1.71
			100.00%

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Statement of Operations  for the year ended December 31, 2006

Investment Income:
Income:
Distribution income from Atlas Funds	$285,866
Interest	486
Total income	286,352
Expenses:
Management fees (Note 4)	39,022
Administration service fees (Note 4)	39,022
Custodian fees and expenses	13,258
Printing and postage	11,338
Accounting and legal fees	6,859
Trustees' fees	993
Other	529
Transfer agency fees and expenses	30
Gross expenses	111,051
Waiver of management fees (Note 4)	(23,780)
Net expenses	87,271
Net investment income	199,081
Realized and Unrealized Gain (Loss):
Proceeds from sales	14,979,255
Cost of securities sold	13,359,079
Net realized gain from sale of investment company shares	1,620,176
Realized gain distributions from Atlas Funds	191,141
Net realized gain	1,811,317
Net change in unrealized appreciation:
Unrealized appreciation beginning of year	2,797,281
Unrealized appreciation end of year	1,895,965
Net change in unrealized appreciation	(901,316)
Net realized and unrealized gain	910,001
Net increase in net assets resulting from operations	$1,109,082

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Statements of Changes in Net Assets

	2006[2]	2005[2]
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$199,081	$317,960
Net realized gain on investments	1,811,317	376,182
Net change in unrealized appreciation on investments	(901,316)	336,247
Net increase in net assets resulting from operations	1,109,082	1,030,389
Distributions Paid to Shareholders:
Distributions from net investment income	(199,719)	(271,649)
Distributions from net realized gain on investments	—	—
Total distributions paid to shareholders	(199,719)	(271,649)
Beneficial Interest Share Transactions:[1]
Proceeds from shares sold	342,502	995,829
Proceeds from shares issued in reinvestment of distributions	199,719	271,649
Cost of shares repurchased	(4,506,952)	(4,549,950)
Net decrease in net assets resulting from beneficial interest share transactions	(3,964,731)	(3,282,472)
Net decrease in net assets	(3,055,368)	(2,523,732)
Net Assets:
Beginning of year	17,080,503	19,604,235
End of year	$14,025,135	$17,080,503
Undistributed net investment income	$7,827	$—

1  Share Transactions:

Sold	29,757	94,270
Issued in reinvestment of dividends	17,070	24,615
Redeemed	(399,380)	(426,148)
Net decrease in shares outstanding	(352,553)	(307,263)

2  For the year ended December 31.

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Financial Highlights  selected data for a share outstanding throughout each year

	2006[1]	2005[1]	2004[1]	2003[1]	2002[1]
Net asset value, beginning of year	$10.99	$10.53	$9.63	$7.94	$9.66
Income From Investment Operations:[2]
Net investment income	0.14	0.19	0.08	0.09	0.14
Net realized and unrealized gain (loss) on investments	0.71	0.45	0.90	1.69	(1.72)
Total from investment operations	0.85	0.64	0.98	1.78	(1.58)
Less Distributions:
From net investment income	(0.17)	(0.18)	(0.08)	(0.09)	(0.14)
Total distributions	(0.17)	(0.18)	(0.08)	(0.09)	(0.14)
Net asset value, end of year	$11.67	$10.99	$10.53	$9.63	$7.94
Total return[3]	7.70%	6.04%	10.17%	22.37%	-16.36%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$14,025	$17,081	$19,604	$16,506	$14,917
Ratio of expenses to average net assets:[4]
Before expense waivers and reimbursement	0.71%	0.70%	0.75%	0.88%	0.82%
After expense waivers and reimbursement	0.56%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.27%	1.74%	0.85%	0.98%	1.46%
Portfolio turnover rate	71.78%	30.76%	59.27%	37.26%	61.71%

1  For the year ended December 31.

2  Per share information was calculated based on average shares.

3  Total return assumes purchase at net asset value (without sales charge) at the beginning of each year.

4  Does not include expenses of the investment companies in which the Portfolio invests.

The accompanying notes are an integral part of these financial statements.

Atlas Balanced Growth Portfolio
Notes to Financial Statements  December 31, 2006

1. Significant Accounting Policies

Atlas Insurance Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, ("1940 Act") as an open-end management investment company. The Trust offers a choice of investment portfolios to investors through the purchase of variable annuity and variable life policies that fund insurance company separate accounts. The Trust is a series company currently offering only the Atlas Balanced Growth Portfolio (the "Portfolio"). The Portfolio, which has as its investment objective long-term growth of capital and moderate income, may invest among eleven diversified no load Atlas mutual funds, including the Money Market Fund, the U.S. Government and Mortgage Securities Fund, the Strategic Income Fund, the American Enterprise Bond Fund, the Dual Focus Fund, the Growth Opportunities Fund, the Value Fund, the S&P 500 Index Fund, the Strategic Growth Fund, the Global Growth Fund, and the Emerging Growth Fund (the "Atlas Funds"). Since the Portfolio invests in shares of a limited number of mutual funds, it is a "non-diversified" investment company under the 1940 Act. The Portfolio, however, intends to qualify as a diversified investment company under provisions of the Internal Revenue Code. Additional diversification requirements under Internal Revenue Code Section 817(h) are imposed on the Portfolio because the Trust is an investment medium for variable annuity contracts.

The following is a summary of significant accounting policies consistently used by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a.  Investment Valuation: Investments are valued at the net asset value of each underlying Atlas Fund determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open.

b.  Federal Income Taxes: It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax has been recorded.

c.  Security Transactions: Security transactions are recorded on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

d.  Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Dividends, representing distributions from Atlas Funds, are recorded on the ex-dividend date. Distributions of capital gains, if any, will normally be declared and paid once a year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a fund, timing differences, and differing characterization of distributions made by a fund. For the year ended December 31, 2006, the Portfolio distributed, on a tax basis, $199,719, of which $199,719 is characterized as ordinary income. For the year ended December 31, 2005, the Portfolio distributed, on a tax basis, $271,649, of which $269,459 is characterized as ordinary income and $2,190 is characterized as distributions in excess.

Atlas Balanced Growth Portfolio
Notes to Financial Statements (continued)  December 31, 2006

As of December 31, 2006, the components of distributable earnings on a tax basis were comprised of $7,827 of undistributed net investment income, $1,734,403 of unrealized appreciation and $1,504,560 of accumulated long term capital loss carryovers.

A permanent difference incurred during the period ended December 31, 2006, resulting from differences in book to tax accounting, has been reclassified at year-end from undistributed net realized gain of $8,465 to undistributed net investment income of $8,465.

e.  Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Unrealized Appreciation/Depreciation — Tax Basis

As of December 31, 2006, unrealized appreciation of investment securities for federal income tax purposes was $1,734,403, consisting of unrealized gains of $1,738,593 and unrealized losses of $4,190. Cost of securities for federal income tax purposes was $12,324,944.

Capital Loss Carryover

As of December 31, 2006, the Portfolio had capital loss carryforwards, which expire as follows: $837,509 in 2010; $527,161 in 2011; and $139,890 in 2012.

3. Purchases and Sales of Securities

During the year ended December 31, 2006, the Portfolio purchased $11,249,840 of investment securities and sold $14,979,256 of investment securities.

4. Transactions with Affiliates and Related Parties

Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the Portfolio. The Adviser supervises the provision of similar services to the Portfolio by Boston Safe Advisors, Inc., sub-adviser to the Money Market Fund; by OppenheimerFunds, Inc., sub-adviser to the Strategic Income Fund, the Growth Opportunities Fund, the Global Growth Fund, the American Enterprise Bond Fund, and the U.S. Government and Mortgage Securities Fund; by BlackRock Investment Management, LLC (previously Fund Asset Management, L.P.), sub-adviser to the Dual Focus Fund (previously managed by New York Life Investment Management LLC) and to the Value Fund (previously managed by Hotchkis and Wiley Capital Management LLC), both as of July 31, 2006; by Renaissance Investment Management, sub-adviser to the Strategic Growth Fund; by Turner Investment Partners, sub-adviser to the Emerging Growth Fund; and by Barclays Global Fund Advisors, adviser to the Master Portfolio in which the S&P 500 Index Fund invests.

The Adviser is responsible for providing or overseeing all aspects of the Portfolio's day-to-day operations and implementing the Portfolio's investment programs. The Portfolio pays a fee for management and administrative services to the Adviser. The management fee is based on an annual rate of .25% of the Portfolio's average daily net assets. The Adviser has agreed to reduce its fee and assume expenses of the Portfolio to the extent necessary to limit the Portfolio's total direct operating expenses to .56% of average

Atlas Balanced Growth Portfolio
Notes to Financial Statements (continued)  December 31, 2006 daily net assets. Due to the voluntary expense waiver in effect during the year ended December 31, 2006, management fees due the Adviser were reduced by $23,780.

The Portfolio invests in specific Atlas Funds that have varied expense and fee levels. Due to the varying proportions owned of the underlying funds over time, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

Atlas Securities, LLC (the "Distributor") acts as principal underwriter of the Portfolio's shares. The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial Corporation which is a wholly owned subsidiary of Wachovia Corp. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser, the Distributor and the Atlas Funds.

At December 31, 2006, the Adviser and Distributor owned individually or in combination 2,935,191 shares in the Money Market Fund; 299,109 shares in the Value Fund and 84,755 shares in the American Enterprise Bond Fund.

5. Atlas Insurance Trust Liquidation

At a regular meeting of the Board of Trustees held on November 14, 2006, the Trustees of the Trust approved a Plan of Liquidation (the "Plan"). Under the Plan, any remaining shares in the Portfolio, the sole series offered by the Trust, would be liquidated on or about February 26, 2007.

6. New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109 ("FIN 48"). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Funds is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders
Atlas Insurance Trust

We have audited the accompanying statement of net assets of the Atlas Balanced Growth Portfolio, a series of the Atlas Insurance Trust, as of December 31, 2006 and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the years in the four-year period ended December 31, 2005 were audited by other auditors whose report thereon dated February 22, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Atlas Balanced Growth Portfolio, as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2007

Portfolio Proxy Voting Policies and Procedures  (unaudited)

A description of the Trust's Portfolio Proxy Voting Policies and Procedures and information regarding the Trust's proxy voting record for the most recent twelve month period ended June 30, 2006 are available (i) without charge, upon request, by calling the Trust at 1-800-933-2852, and (ii) from the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Trust files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available (i) without charge, upon request, by calling the Trust at 1-800-933-2852; (ii) from the SEC's website at www.sec.gov; and (iii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room).

Tax Information

The distribution made from net investment income for the Atlas Balanced Growth Portfolio resulted in a dividends received deduction for corporations of 30.28% and qualified dividend income of 35.08%.

Board of Trustees — Considerations in Approving Investment
Management Agreement

On October 1, 2006, Golden West Financial Corporation ("Golden West Financial"), the parent of World Savings Bank FSB and sole shareholder of Atlas Advisers, Inc. (the "Adviser" or "Atlas Advisers"), merged into a wholly-owned subsidiary of Wachovia Corporation ("Wachovia"). As a result of the merger, Wachovia became the parent of the Adviser. A subsidiary of Wachovia and Atlas Advisers manages the Evergreen family of funds and the Atlas family of funds, respectively.

The investment management agreement to which the Atlas Insurance Trust was a party terminated upon the closing of the merger. Accordingly, in anticipation of the merger, on August 18, 2006, the Atlas Insurance Trust Board of Trustees (the "Board" or "Trustees") approved an interim investment management agreement, to take effect from the closing date of the merger. This agreement has terms and provisions that are substantially identical to the respective terms and provisions of the Atlas Insurance Trusts' former investment management agreement, except that the interim investment management agreement contains certain provisions required by applicable Investment Company Act rules, including the following: 1) because shareholders had not yet approved a new investment management agreement, the interim agreement may only remain in effect until a) approval of an investment management agreement by Fund Shareholders or b) 150 days from October 1, 2006, the effective date of the merger (whichever comes first), and 2) all advisory fees earned by the Adviser under the interim agreement will be escrowed in an interest-bearing account while that agreement is in effect pending shareholder approval of an investment management agreement.

At a meeting held on November 14, 2006, the Board of the Trust approved a new investment management agreement between the Trust and Atlas Advisers. The new investment management agreement has terms and provisions that are substantially identical to the respective terms and provisions of the Atlas Insurance Trust's former investment management agreement that terminated upon closing of the Golden West Financial Merger. Details of the Board's deliberations on, August 18, 2006 and November 14, 2006, are provided below.

The Trustees recognized that the purpose of the interim investment management agreement and the new investment management agreement is to provide for the continuing management of the Portfolio in the same manner as currently provided under the prior agreement after the termination of the prior agreement upon the merger of Golden West Financial into Wachovia. In making its determination to approve the investment management agreement, the Board requested, received, and reviewed written information relating to the management style and past performance record of the Adviser. The Board was provided with, among other things: (1) memoranda from counsel to the Trust setting forth the Board's fiduciary duties and responsibilities under the 1940 Act and the factors the Board should consider in its evaluation of the advisory agreement and (2) materials that described: (i) the nature, extent and quality of services provided and to be provided, including the Adviser's compliance, responsiveness to the Board, integrity and quality of management personnel, resources and future business plans; (ii) the Portfolio's investment performance including the relative risk versus return of a Portfolio and the comparison of a Portfolio's performance to its peer group; (iii) costs of services and profits including the reasonableness of fees, profit margins, willingness to reinvest in the business and whether the Adviser has had increased compliance costs; (iv) economies of scale including breakpoints, total expense ratios and total expenses; and (v) any ancillary benefits that the Adviser and its affiliates may realize from contractual relationships, including, for example, benefits the Adviser may receive from the Insurance Trust's relationship with Golden West Financial or Wachovia. In addition, the Board considered information relevant to each factor that it had received throughout the year regarding the Adviser both in the form of written Board and Committee materials, and in presentations by the Adviser.

Board of Trustees — Considerations in Approving Investment
Management Agreement (continued)

The approval determinations were made on the basis of each Trustee's business judgment after consideration of all the information presented. In reviewing the foregoing materials and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed approvals of the investment management agreement. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the agreements in light of their own business judgment. This discussion is not intended to be all-inclusive.

Nature, Extent, and Quality of Services

The Board considered the depth and quality of the Adviser's investment management process. The Board noted that the Adviser directly manages the Atlas Balanced Growth Portfolio. The Board considered the experience, capability, longevity, and integrity of the Adviser's senior management and other investment personnel, and the financial state of the Adviser as a subsidiary within the Wachovia consolidated group of companies. The Trustees further considered the Adviser's continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

An Investment Committee, which is comprised of senior management from the Adviser, is primarily responsible for the day-to-day management of the Atlas Balanced Growth Portfolio. The Adviser has engaged OFI Institutional Asset Management, Inc. ("OFII") to provide research and modeling services to assist the Investment Committee in part in determining the appropriate allocation of the Atlas Balanced Growth Portfolio's assets. The Adviser retains complete discretion and control over the portfolio management of the Atlas Balanced Growth Portfolio and pays OFII a flat fee for its services.

The Board noted the Adviser's commitment to compliance, including a compliance staff that includes the Portfolio's Chief Compliance Officer and a compliance officer. The Board then considered the Adviser's policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs, its efforts to keep the Board members informed, and its attention to matters that may involve conflicts of interest with the Portfolio. The Board concluded it was satisfied with the nature, quality and extent of services the Adviser provides.

Investment Results

The Board then discussed the performance of the Portfolio. In assessing performance of the Portfolio, the Trustees took into consideration the fact that the Portfolio's performance is expected to track the appropriate benchmark as closely as possible given certain practical constraints imposed by the 1940 Act, the Portfolio's investment restrictions, the Portfolio's size and similar factors.

The Adviser compared the performance of the Portfolio against a custom peer group consisting of all fund of funds in the Morningstar Moderate Allocation Category, which has an allocation of 20-40% in bonds. The Board noted the Portfolio's returns for the year-to-date, one-year and three-year periods and noted where the Portfolio ranked in its Morningstar peer group. The Board concluded it was satisfied with the overall performance record of the Portfolio.

Costs of Services and the Adviser's Profitability

The Board noted that the Adviser's fee is 0.25% of assets. The Adviser's fees for Atlas Balanced Growth Portfolio are lower than the average management fees paid by the other funds in its Lipper category.

Board of Trustees — Considerations in Approving Investment
Management Agreement (continued)

The Board then reviewed the Adviser's Profit and Loss Statement and noted that during the first six months of 2006, the Adviser realized a slight gain in managing the Portfolio. The Board concluded that the Adviser's profitability rates were fair and reasonable in consideration of the services provided to the Portfolio.

Economies of Scale

The Board considered the benefit to the Portfolio's shareholders of economies of scale. The Board then reviewed the Adviser's profit margins and the expense ratios and concluded that these breakpoints are reasonable in light of the Adviser's modest profit margins and low expense.

Ancillary Benefits

The Board then discussed the benefits that the Adviser expects to receive from an affiliation with Wachovia Corporation and its various subsidiaries. The Board noted that the Atlas Portfolio would comprises a part of Wachovia's total product line, which could be offered to customers of Wachovia affiliates operating in the financial services industry, but that such potential benefits were likely to be limited in light of the proposed liquidation of the Atlas Portfolio. The Trustees also noted that while any such "fall out" benefits may accrue to the Adviser and its affiliates, the Atlas Portfolio and its shareholders also receive indirect benefits as a result of their relationship to a successful national financial services conglomerate, including the support of operational and administrative infrastructures, physical buildings and branch offices, and a significant potential customer base.

Conclusion

In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all these factors together. After discussion, and based on a consideration of these factors in their totality, the Board decided to approve the interim investment management agreement and the new investment management agreement with Atlas Advisers and concluded that it was in the best interest of the Atlas Portfolio and its shareholders to recommend the approval of the new investment management agreement to shareholders.

Trustees and Officers  (unaudited)

The Trustees and principal officers of Atlas Insurance Trust (the "Trust"), their business addresses, positions held, length of time served, principal occupations for the past five years and other trusteeships held are set forth in the following table.

Trustees who are "Interested Persons" of the Trust

Name, (Year of Birth) and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee
Marion O. Sandler, (1930)(1) 1901 Harrison Street Oakland, CA 94612	Trustee, Chairman of the Board	Since 11/1987 Term: Continuous	Chairman Emeritus of Golden West Financial Corp (since 10/1/06); Chairman of the Board and Chief Executive Officer of World Savings Bank, FSB ("World Savings"), Golden West Financial Corporation ("GWFC"); Chairman of the Board Atlas Securities, LLC ("Distributor") and the Adviser	Eighteen	Atlas Funds

Russell W. Kettell, (1944)(1) 1901 Harrison Street Oakland, CA 94612	Trustee	Since 12/1989 Term: Continuous	Executive Vice President of World Savings (since 10/1/06); President of GWFC and Senior Executive Vice President of World Savings	Eighteen	Atlas Funds

Trustees who are not "Interested Persons" of the Trust

Name, (Year of Birth) and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
David M. Laney, (1949)(2) 794 Davis Street San Leandro, CA 94577-6900	Trustee	Since 11/05 Term: Continuous	Partner, Jackson Walker L.L.P.; Partner, Jenkins & Gilchrist P.C.; Managing Partner, Jenkins & Gilchrist P.C.	Eighteen	Atlas Funds, Matador Resources, Inc., Chairman of the Board of National Railroad Passenger Corporation (AMTRAK)

Daniel L. Rubinfield, (1945)(2)(4) 794 Davis Street San Leandro, CA 94577-6900	Trustee	From 12/1989 to 8/1997 and from 3/1999 to present Term: Continuous	Professor of Law and Professor of Economics, University of California, Berkeley	Eighteen	Atlas Funds

David J. Teece, (1948)(2)(4) 794 Davis Street San Leandro, CA 94577-6900	Trustee	Since 12/1989 Term: Continuous	Professor, Haas School of Business and Director, Institute of Management, Innovation and Organization, University of California, Berkeley	Eighteen	Atlas Funds, LECG Corp.: a professional services firm

Principal Officers who are Not Trustees

Name, (Year of Birth) and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Lawrence Key, (1953) 794 Davis Street San Leandro, CA 94577-6900	President and Chief Operating Officer	Since 8/2004 Term of Offices: Continuous	August 2004 to present - President and Chief Operating Officer of the Trust, Atlas Funds, the Distributor and the Adviser; January 2004 to present - Group Senior Vice President of World Savings; December 2003 to present - Director of the Distributor and the Adviser; September 2001 to December 2003 - Group Senior Vice President and Chief Operating Officer of the Trust, Atlas Funds, the Distributor and the Adviser; May 2000 to present - Senior Vice President of the Distributor

Lezlie A. Iannone, (1957) 794 Davis Street San Leandro, CA 94577-6900	Group Senior Vice President and Secretary	Since 10/2004 Term of Offices: Continuous	July 2005 to present - Group Senior Vice President and Secretary of the Trust, Atlas Funds, the Distributor and the Adviser; October 2004 to June 2005 - Senior Vice President and Secretary of the Trust, Atlas Funds, the Distributor and the Adviser; May 2000 to present - Senior Vice President of the Distributor

Gene A. Johnson, (1952) 794 Davis Street San Leandro, CA 94577-6900	Vice President and Treasurer	Since 1/2000 Since 7/1998 Term of Offices: Continuous	Vice President of the Trust, Atlas Funds and the Adviser

Matthew Sadler, (1962) 794 Davis Street San Leandro, CA 94577-6900	Senior Vice President and Chief Compliance Officer	Since 12/2006 Term of Offices: Continuous	12/2006 to Present - Senior Vice President and Chief Compliance Officer of the Trust, Atlas Funds and the Adviser; July 2003 to November 2006 - Senior Vice President of the Trust, Atlas Funds and the Adviser; August 2001 to June 2003 - President and CEO of Quintara Capital Management

(1) Trustee who is an "interested person" of the Trust due to his or her affiliation with the Adviser.

(2) Member of the Contracts Committee and Audit Committee.

(3) Includes the portfolios of Atlas Funds (17) and Atlas Insurance Trust (1).

(4) Member of the Nominating Committee.

Item 2. Code of Ethics.

      As of December 31, 2006, the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer.  For the year ended December 31, 2006, there were no substantive amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics.  A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert serving on the Registrant’s audit committee is David M. Laney, who is “independent” as defined in Item 3 of Form N-CSR.  Mr. Laney serves as Chair of the Registrant’s Audit Committee.  In addition, Mr. Laney is a partner in the Dallas office of the law firm Jackson Walker, LLP.

Item 4. Principal Accountant Fees and Services.

(a)          AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountants, KPMG LLP, for the audit of the Registrant’s annual financial statements for 2006 was $16,000. The aggregate fees billed for professional services rendered by its principal accountants, Deloitte & Touché LLP, for the audit of Registrant’s annual financial statements for 2005 was $2,470.

(b)         AUDIT RELATED FEES: No such fees were billed to the Registrant by KPMG LLP or by Deloitte & Touche LLP for 2006 or 2005 respectively.

(c)          TAX FEES: The aggregate fees billed for professional services rendered by KPMG LLP or by Deloitte & Touche LLP for tax compliance, tax advice, and tax planning for 2006 and 2005 were $4,500 and $2,895, respectively.  Such services included the preparation of federal and California regulated investment company income tax returns and preparation of requests for filing extensions.

(d)         ALL OTHER FEES: There were no fees billed for professional services rendered by its independent auditors, KPMG LLP or Deloitte & Touche LLP for products and services, other than the services reported in paragraphs (a) through (c) of this Item for 2006 or 2005 respectively.

(e)          (1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)    Not applicable.

(g)   There were no non-audit fees billed for professional services rendered to the registrant by its independent auditors, KPMG LLP or Deloitte & Touche LLP for 2006 or 2005 respectively.  No services were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)   Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6.  Schedule of Investments

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

      Not applicable to this registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics is attached.

(a)(2) Section 302 Certification letters are attached.

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Atlas Insurance Trust

By: /s/ W. Lawrence Key
W. Lawrence Key
President and Chief Operating Officer
(as Principal Executive Officer)

Date: 2/22/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ W. Lawrence Key
W. Lawrence Key
President and Chief Operating Officer
(as Principal Executive Officer)

Date: 2/22/2007

By: /s/ Gene A. Johnson
Gene A. Johnson
Vice President and Treasurer
(Principal Financial Officer)

Date: 2/22/2007